Exhibit 99.1

             IASIS Healthcare Announces First Quarter 2005 Results

     FRANKLIN, Tenn.--(BUSINESS WIRE)--February 1, 2005--IASIS Healthcare(R) LLC ("IASIS LLC" or the "Company") today announced financial and operating results for the fiscal first quarter ended December 31, 2004.
     Net revenue for the first quarter increased 16.3% to $370.0 million compared with $318.1 million in the same quarter of last year. Adjusted EBITDA for the first quarter increased 30.0% to $51.6 million compared with $39.7 million in the prior-year period. A table describing adjusted EBITDA and reconciling net earnings to adjusted EBITDA is included in this press release in the attached Supplemental Condensed Consolidated Statements of Operations Information. Net earnings were $10.0 million for the quarter ended December 31, 2004, compared with $8.2 million for the prior-year period.
     Total hospital admissions increased 4.0% and adjusted admissions increased 2.2% for the quarter ended December 31, 2004, compared with the same prior-year period. On a same facility basis, both hospital admissions and adjusted admissions decreased 4.1% and net patient revenue per adjusted admission increased 8.6% for the first quarter ended December 31, 2004, compared with the same prior-year period.
     In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS LLC, said, "We are pleased to begin the fiscal year with strong growth in net revenue and adjusted EBITDA. Our results this quarter validate our strategy of focusing on profitable service lines that meet the needs of the communities we serve and our continued commitment to operational efficiencies. During the quarter, we began implementation of our advanced clinical technology systems, which will further enhance the quality of care our hospitals deliver to their patients."

     A listen-only simulcast and 30-day replay of IASIS Healthcare LLC's fiscal first quarter conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on February 1, 2005. A copy of this press release will also be available on the Company's website.

     IASIS LLC, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS LLC owns or leases 15 acute care hospitals and one behavioral health hospital with a total of 2,246 beds in service and has total annual net revenue of approximately $1.4 billion. These hospitals are located in five regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; Las Vegas, NV; and four cities in Texas, including San Antonio. IASIS LLC also owns and operates a Medicaid managed health plan in Phoenix that serves over 108,000 members. In addition, the Company has ownership interests in three ambulatory surgery centers. For more information on IASIS LLC, please visit the Company's website at www.iasishealthcare.com.

     This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, capital expenditures and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, the risks and uncertainties related to our ability to generate sufficient cash to service our existing indebtedness, our substantial level of indebtedness that could adversely affect our financial condition, our ability to retain and negotiate favorable contracts with managed care plans, changes in legislation that may significantly reduce government healthcare spending and our revenue, our hospitals' competition for patients from other hospitals and healthcare providers, our hospitals facing a growth in bad debts resulting from increased self-pay volume and revenue, our ability to recruit and retain quality physicians, our hospitals' competition for staffing, which may increase our labor costs and reduce profitability, our failure to comply with extensive laws and government regulations, the possibility that we may become subject to federal and state investigations in the future, our ability to satisfy regulatory requirements with respect to our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, a failure of our information systems that would adversely affect our ability to properly manage our operations, an economic downturn or other material change in any one of the regions in which we operate, potential liabilities because of claims brought against our facilities, increasing insurance costs that may reduce our cash flows and net earnings, our ability to control costs at Health Choice, the possibility of Health Choice's contract with the Arizona Health Care Cost Containment System being discontinued, significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals, difficulties with the integration of acquisitions that may disrupt our ongoing operations, difficulties with consolidation of our new hospital that may disrupt our ongoing operations and require unanticipated capital expenditures, the significant capital expenditures that would be involved in the construction of other new hospitals that could have an adverse effect on our liquidity, state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations, potential responsibilities and costs under environmental laws that could lead to material expenditures or liability, and those risks, uncertainties and other matters detailed in IASIS LLC's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission.
     Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


                         IASIS HEALTHCARE LLC
      Condensed Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                                                 Three Months Ended
                                                    December 31,
                                              -----------------------
                                                 2004         2003
                                              ----------   ----------
                                                         (Predecessor)
Net revenue:
 Acute care revenue                             $283,774     $249,390
 Premium revenue                                  86,201       68,714
                                              ----------   ----------
   Total net revenue                             369,975      318,104

Cost and expenses:
 Salaries and benefits                           106,509       99,416
 Supplies                                         45,366       40,279
 Medical claims                                   73,335       57,771
 Rents and leases                                  7,859        7,800
 Other operating expenses                         53,036       48,028
 Provision for bad debts                          32,255       25,098
 Interest expense, net                            14,670       13,891
 Depreciation and amortization                    18,224       16,731
 Management fees                                     958         --
                                              ----------   ----------
   Total costs and expenses                      352,212      309,014

Earnings before gain (loss) on sale of assets,
 minority interests and income taxes              17,763        9,090
Gain (loss) on sale of assets, net                   (73)         151
Minority interests                                (1,133)        (991)
                                              ----------   ----------

Earnings before income taxes                      16,557        8,250
Income tax expense                                 6,597           32
                                              ----------   ----------

Net earnings                                      $9,960       $8,218
                                              ==========   ==========

                         IASIS HEALTHCARE LLC
                 Condensed Consolidated Balance Sheets
                            (in thousands)

                                               Dec. 31,     Sept. 30,
                                                 2004         2004
                                              ----------   ----------
                                              (Unaudited)
                                ASSETS

Current assets:
 Cash and cash equivalents                       $61,277      $98,805
 Accounts receivable, net of allowance
  for doubtful accounts of $105,270 and
  $94,139, respectively                          173,152      165,280
 Inventories                                      27,595       26,253
 Prepaid expenses and other current assets        25,405       21,297
                                              ----------   ----------
   Total current assets                          287,429      311,635

Property and equipment, net                      557,853      532,459
Goodwill                                         252,204      252,204
Unallocated purchase price                       578,455      585,013
Other assets, net                                 42,070       42,850
                                              ----------   ----------
   Total assets                               $1,718,011   $1,724,161
                                              ==========   ==========

                        LIABILITIES AND EQUITY

Current liabilities:
 Accounts payable                                $55,722      $61,295
 Salaries and benefits payable                    31,081       36,463
 Accrued interest payable                          6,834       13,821
 Medical claims payable                           56,490       55,421
 Other accrued expenses and other
  current liabilities                             25,459       26,142
 Current portion of long-term debt and
  capital lease obligations                        7,396       10,728
                                              ----------   ----------
   Total current liabilities                     182,982      203,870

Long-term debt and capital lease obligations     902,350      902,026
Other long-term liabilities                       36,508       31,596
Minority interest                                 12,506       12,964

Equity:
 Member's equity                                 583,665      573,705
                                              ----------   ----------
   Total liabilities and equity               $1,718,011   $1,724,161
                                              ==========   ==========

                         IASIS HEALTHCARE LLC
      Condensed Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                Three Months Ended
                                                    December 31,
                                              -----------------------
                                                 2004         2003
                                              ----------   ----------
                                                         (Predecessor)
Cash flows from operating activities:
 Net earnings                                     $9,960       $8,218
 Adjustments to reconcile net earnings to
  net cash provided by operating activities:
   Depreciation and amortization                  18,224       16,731
   Minority interests                              1,133          991
   Deferred income taxes                           6,210         --
   (Gain) loss on sale of assets                      73         (151)
   Changes in operating assets and liabilities:
    Accounts receivable                           (7,872)      (8,330)
    Inventories, prepaid expenses and
     other current assets                         (5,450)         607
    Accounts payable and other
     accrued liabilities                          (7,799)      (5,138)
                                               ---------    ---------
     Net cash provided by operating activities    14,479       12,928
                                               ---------    ---------

Cash flows from investing activities:
 Purchases of property and equipment             (46,125)     (17,362)
 Cash paid for acquisition                          (335)        --
 Proceeds from sales of assets                      --            151
 Change in other assets                             (509)        (946)
                                               ---------    ---------
     Net cash used in investing activities       (46,969)     (18,157)
                                               ---------    ---------

Cash flows from financing activities:
 Proceeds from debt borrowings                     2,274         --
 Payment of debt and capital leases               (5,281)      (1,504)
 Debt financing costs incurred                      (440)        --
 Distribution of minority interests               (1,591)      (1,343)
 Net proceeds received from
  hospital syndications                             --          1,976
                                               ---------    ---------
     Net cash used in financing activities        (5,038)        (871)
                                               ---------    ---------

Decrease in cash and cash equivalents            (37,528)      (6,100)
Cash and cash equivalents at
 beginning of period                              98,805      101,070
                                               ---------    ---------
Cash and cash equivalents at end of period       $61,277      $94,970
                                               =========    =========

Supplemental disclosure of
 cash flow information:
  Cash paid for interest                         $22,598      $23,097
                                               =========    =========
  Cash paid for income taxes, net                     $9          $21
                                               =========    =========

Supplemental schedule of noncash investing
 activities:
  Property and equipment in accounts payable      $6,160    $    --
                                               =========    =========

                         IASIS HEALTHCARE LLC
                    Segment Information (Unaudited)
                            (in thousands)

                        For the Three Months Ended December 31, 2004
                       ----------------------------------------------
                          Acute      Health
                          Care       Choice  Eliminations Consolidated
                       ----------  ----------  ----------  ----------
Net acute
 care revenue            $283,774       $--         $--      $283,774
Premium revenue              --        86,201        --        86,201
Revenue between
 segments                   2,224        --        (2,224)       --
                       ----------  ----------  ----------  ----------
   Net revenue            285,998      86,201      (2,224)    369,975

Salaries and benefits     103,789       2,720        --       106,509
Supplies                   45,315          51        --        45,366
Medical claims               --        75,559      (2,224)     73,335
Rents and leases            7,642         217        --         7,859
Other operating
 expenses                  50,199       2,837        --        53,036
Provision for bad debts    32,255        --          --        32,255
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     46,798       4,817        --        51,615

Interest expense, net      14,670        --          --        14,670
Depreciation and
 amortization              17,484         740        --        18,224
Management fees               958        --          --           958
                       ----------  ----------  ----------  ----------
Earnings before loss
 on sale of assets,
 minority interests
 and taxes                 13,686       4,077        --        17,763
Loss on sale of
 assets, net                  (73)       --          --           (73)
Minority interests         (1,133)       --          --        (1,133)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes          $12,480      $4,077       $--       $16,557
                       ==========  ==========  ==========  ==========
Segment assets         $1,631,455     $86,556              $1,718,011
                       ==========  ==========              ==========
Capital expenditures      $46,088         $37                 $46,125
                       ==========  ==========              ==========

                        For the Three Months Ended December 31, 2003
                       ----------------------------------------------
                         Acute      Health
     Predecessor         Care       Choice   Eliminations Consolidated
     -----------       ----------  ----------  ----------  ----------
Net acute
 care revenue            $249,390       $--         $--      $249,390
Premium revenue              --        68,714        --        68,714
Revenue between
 segments                   2,979        --        (2,979)       --
                       ----------  ----------  ----------  ----------
   Net revenue            252,369      68,714      (2,979)    318,104

Salaries and benefits      97,243       2,173        --        99,416
Supplies                   40,237          42        --        40,279
Medical claims               --        60,750      (2,979)     57,771
Rents and leases            7,661         139        --         7,800
Other operating
 expenses                  45,483       2,545        --        48,028
Provision for bad debts    25,098        --          --        25,098
                       ----------  ----------  ----------  ----------
   Adjusted EBITDA (1)     36,647       3,065        --        39,712

Interest expense, net      13,891        --          --        13,891
Depreciation and
 amortization              16,690          41        --        16,731
                       ----------  ----------  ----------  ----------
Earnings before gain
 on sale of assets,
 minority interests
 and taxes                  6,066       3,024        --         9,090
Gain on sale of
 assets, net                  151        --          --           151
Minority interests           (991)       --          --          (991)
                       ----------  ----------  ----------  ----------
   Earnings before
    income taxes           $5,226      $3,024      $--         $8,250
                       ==========  ==========  ==========  ==========
Segment assets           $976,312     $56,885              $1,033,197
                       =========== ==========              ==========
Capital expenditures      $17,333         $29                 $17,362
                       =========== ==========              ==========

(1) Adjusted EBITDA represents net earnings before interest expense, gain (loss) on sale of assets, minority interests, income tax expense, depreciation and amortization and management fees. Management fees represent advisory fees to Texas Pacific Group
     (TPG), the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                         IASIS HEALTHCARE LLC
               Financial and Operating Data (Unaudited)

                                                 Three Months Ended
                                                    December 31,
                                              -----------------------
                                                  2004         2003
                                              ----------   ----------
                                                         (Predecessor)
Consolidated Hospitals:
Number of hospitals at end of period                   15          14
Beds in service at end of period                    2,246       2,024
Average length of stay (days)                         4.3         4.3
Occupancy rates (average beds in service)            46.0%       48.7%
Admissions                                         21,906      21,069
   Percentage change                                  4.0%
Adjusted admissions                                35,480      34,727
   Percentage change                                  2.2%
Patient days                                       95,140      90,611
Adjusted patient days                             148,485     143,592
Outpatient revenue as a % of
 gross patient revenue                               34.6%       35.8%

Same Facility (1):
Number of hospitals at end of period                   14          14
Beds in service at end of period                    2,062       2,024
Net acute care revenue (in millions)               $346.3      $318.1
   Percentage change                                  8.9%
Average length of stay (days)                         4.3         4.3
Occupancy rates (average beds in service)            45.6%       48.7%
Admissions                                         20,201      21,069
   Percentage change                                (4.1)%
Adjusted admissions                                33,289      34,727
   Percentage change                                (4.1)%
Patient days                                       86,466      90,611
Adjusted patient days                             137,338     143,592
Outpatient revenue as a % of
 gross patient revenue                               35.9%       35.8%

(1) Results exclude North Vista Hospital (formerly known as Lake Mead Hospital Medical Center), which was acquired in the second quarter of fiscal 2004, with 186 beds in service.

                         IASIS HEALTHCARE LLC
            Supplemental Condensed Consolidated Statements
                 of Operations Information (Unaudited)
                            (in thousands)

                                                 Three Months Ended
                                                     December 31,
                                                 2004          2003
                                               ----------  ----------
                                                         (Predecessor)
Consolidated Results:
Net earnings                                       $9,960      $8,218
Add:
 Interest expense, net                             14,670      13,891
 Loss (gain) on sale of assets, net                    73        (151)
 Minority interests                                 1,133         991
 Income tax expense                                 6,597          32
 Depreciation and amortization                     18,224      16,731
 Management fees                                      958        --
                                               ----------  ----------
Adjusted EBITDA (1)                               $51,615     $39,712
                                               ==========  ==========

(1) Adjusted EBITDA represents net earnings before interest expense, gain (loss) on sale of assets, minority interests, income tax expense, depreciation and amortization and management fees. Management fees represent advisory fees to Texas Pacific Group
     (TPG), the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.


     CONTACT: IASIS Healthcare LLC, Franklin
              Investor contact:
              David R. White or W. Carl Whitmer, 615-844-2747 or
              News media contact:
              Tomi Galin, 615-467-1255